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                                Exhibit (19)(b)

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                          CONSENT OF BAKER & HOSTETLER

         We hereby consent to the use of our name and to the references to our firm under the caption "Legal Counsel and Independent Auditors" in or made a part of the Registration Statement on Form N-1A, Registration No. 2-25538, filed under the Securities Act of 1933, as amended, of The Cardinal Fund Inc.


Columbus, Ohio

January 17, 1996                                   BAKER & HOSTETLER